UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2009 (March 4, 2009)

DYNEGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 507-6400

N.A.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2009, the Compensation and Human Resources Committee of Dynegy Inc.’s Board of Directors (the “Committee”) granted performance unit incentive awards for Dynegy’s executive officers and other key personnel. These performance unit awards are generally payable in three years based Dynegy’s stock price and the attainment of certain Adjusted EBITDA goals over the three year performance period. Actual payments, if any, pursuant to these awards, which are reflected as units valued at $100 each and payable in cash or shares of Dynegy’s Class A common stock at the Committee’s discretion, may range from zero to 200% of the performance target payment levels. In the event a change in control occurs during the performance period, payout will be made at 100% of performance target payment levels. The forms of performance award agreements are attached hereto as Exhibits 10.1 and 10.2.

Also, on March 4, 2009, the Committee approved the Dynegy Inc. 2009 Phantom Stock Plan, attached hereto as Exhibit 10.3, and granted phantom stock units under such plan, which provides only for cash-settled awards. The form of phantom stock award agreements are attached hereto as Exhibits 10.4 and 10.5. The phantom stock units are initially valued at the closing price of Dynegy’s Class A common stock on the award date and payout will be made based on the closing price on the vesting date. The awards generally vest after three years, assuming continued employment, and vesting accelerates upon the occurrence of certain events, such as full vesting in the event of a change in control. The granted phantom stock units are as follows: Bruce Williamson, 1,592,291; Holli Nichols, 398,231; Kevin Blodgett, 296,184; Lynn Lednicky, 296,184; and Charles Cook, 278,762.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the complete text of the documents, which are attached hereto and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
10.1	Form of Performance Award Agreement
10.2	Form of Performance Award Agreement between Dynegy Inc., all of its affiliates and Bruce A. Williamson
10.3	Dynegy Inc. 2009 Phantom Stock Plan
10.4	Form of Phantom Stock Unit Award Agreement (for Managing Directors and Above)
10.5	Form of Phantom Stock Unit Award Agreement between Dynegy Inc., all of its affiliates, and Bruce A. Williamson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: March 10, 2009	By:	/s/ KENT R. STEPHENSON
Name: Kent R. Stephenson Title: Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document
10.1	Form of Performance Award Agreement
10.2	Form of Performance Award Agreement between Dynegy Inc., all of its affiliates and Bruce A. Williamson
10.3	Dynegy Inc. 2009 Phantom Stock Plan
10.4	Form of Phantom Stock Unit Award Agreement (for Managing Directors and Above)
10.5	Form of Phantom Stock Unit Award Agreement between Dynegy Inc., all of its affiliates, and Bruce A. Williamson